SUPPLEMENT

DATED NOVEMBER 8, 2013 TO

AMERICAN FUNDS BOND HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS DATED MAY 1, 2013, AS LAST SUPPLEMENTED JUNE 14, 2013

Effective November 8, 2013, Mark H. Dalzell will no longer serve as portfolio counselor for the Bond Fund, a series of the American Funds Insurance Series (the “Master Fund”).  Accordingly, as of that date, all references to Mr. Dalzell in the above Prospectus are deleted.   Messrs. David C. Barclay, David A. Hoag and Thomas H. Hogh will continue to serve as the Master Fund’s portfolio counselors.

This Supplement should be retained with your Prospectus for future reference.